Exhibit 10.1
1,149,374 Shares of Common Stock
Warrants to Purchase 574,687 shares of Common Stock
REGISTERED DIRECT PLACEMENT AGENCY AGREEMENT
February 13, 2009
Oppenheimer & Co. Inc.
Susquehanna Financial Group, LLLP
Philadelphia Brokerage Corporation
     as Placement Agents
c/o Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017
Ladies and Gentlemen:
          BMP Sunstone Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to issue and sell 1,149,374 shares (the “Shares”) of common stock, $0.001 par value per share (the “Common Stock”) and warrants to purchase 574,687 shares of Common Stock (the “Warrants”, and together with the Shares, the “Securities”), directly to certain investors (collectively, the “Investors”). The Company desires to engage you as its placement agents (the “Placement Agents”) in connection with such issuance and sale. Oppenheimer & Co. Inc. (“Oppenheimer”) is to act as lead placement agent and Susquehanna Financial Group, LLLP (“Susquehanna”) and Philadelphia Brokerage Corporation (“Philadelphia”) are each to act as co-placement agents. The Securities are more fully described in the Registration Statement (as hereinafter defined).
          The offering and sale of the Securities, including the shares of Common Stock underlying the Warrants (the “Warrant Shares”) (the “Offering”) are being made pursuant to (i) an effective Registration Statement on Form S-3 (No. 333-156958) (including the Base Prospectus contained therein dated February 13, 2009 (the “Base Prospectus”) that has been prepared and filed by the Company with the Securities and Exchange Commission (the “Commission”) in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the published rules and regulations thereunder (the “Rules”) adopted by the Commission relating to Common Stock and Warrants of the Company that may be sold from time to time by the Company in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement, (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, and (iii) a prospectus supplement to be dated the date hereof, containing certain supplemental information regarding the Securities and the Warrant Shares, the Company and the

terms of the offering that will be filed with the Commission (the “Prospectus Supplement”). Copies of such Registration Statement, the related Base Prospectus, any free writing prospectus have heretofore been delivered by the Company or are otherwise available to you.
          The term “Registration Statement” as used in this Agreement means the registration statement, including all exhibits, financial schedules and all documents and information deemed to be part of the Registration Statement by incorporation by reference or otherwise, as amended from time to time, including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430B of the Rules.
          If the Company has filed an abbreviated registration statement to register additional Securities and the Warrant Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term “Prospectus” means the Base Prospectus, and any amendments or further supplements to such prospectus, and including, without limitation, the Prospectus Supplement, filed pursuant to and within the time limits described in Rule 424(b) with the Commission in connection with the proposed sale of the Securities and the Warrant Shares contemplated by this Agreement through the date of the Prospectus Supplement. The term “Effective Date” shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. Unless otherwise stated herein, any reference herein to the Registration Statement, the General Disclosure Package (as hereinafter defined) and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, including pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on or before the date hereof or are so filed hereafter. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the General Disclosure Package or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Registration Statement, the General Disclosure Package or Prospectus, as the case may be, and deemed to be incorporated therein by reference. In addition, the Company on the date hereof has prepared and filed with the Commission an issuer free writing prospectus dated February 13, 2009 in the form attached as Schedule 1 (the “Specified IFWP”).
          In connection with their duties as Placement Agents, the Company hereby confirms that the Placement Agents have been authorized to distribute or cause to be distributed each Issuer Free Writing Prospectus (as hereinafter defined) and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Placement Agents).
          1. Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:
               (a) The Placement Agents agree to act as the Company’s exclusive placement agents in connection with the issuance and sale, on a reasonable efforts basis, by the

Company of the Securities to the Investors. Subject to the conditions contained herein, if applicable and requested by the Company, the Placement Agents agree to: (i) assist in preparing a prospectus supplement, issuer free writing prospectuses and investor roadshow presentations describing the Company and the securities; (ii) assist in scheduling and hosting meetings with investors; and (iii) assist and advise the Company with respect to the negotiation of the sale of the Securities to the investors. The Placement Agents shall have no authority to bind the Company. The Company acknowledges and agrees that the Placement Agents’ engagement hereunder is not an agreement by the Placement Agents or any of their affiliates to underwrite or purchase any securities or otherwise provide any financing. As compensation for their services hereunder, the Company agrees to pay on the Closing Date (as defined below) the Placement Agents by wire transfer of immediately available funds 7% of the proceeds received by the Company from the sale of the Securities (allocated among the Placement Agents as follows: 60% to Oppenheimer, 25% to Susquehanna and 15% to Philadelphia); provided, however, that in no event shall this amount plus the expense reimbursement pursuant to Section 4(b)(x), (y) and (z) exceed 8% of the gross proceeds of the Offering. It is expressly understood and acknowledged that Oppenheimer, Susquehanna and Philadelphia are not and shall not be deemed for any purpose to be acting as an agent, joint venturer or partner of one another and that none of Oppenheimer, Susquehanna nor Philadelphia assumes responsibility, express or implied, for any actions or omissions of, or the performance of services by, the other in connection with the transaction contemplated herein or otherwise.  The obligations of Oppenheimer, Susquehanna and Philadelphia shall be several (and not joint and several) in all respects.
               (b) Payment of the purchase price for, and delivery of the Securities shall be made at a closing (the “Closing”) at the offices of Latham & Watkins LLP 12636 High Bluff Drive, Suite 400, San Diego, California 92130 at 9:00 a.m., New York time, on the Closing Date to take place on the fourth business day (as permitted under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) after the determination of the public offering price of the Securities (such time and date of payment and delivery being herein called the “Closing Date”). All actions taken at the Closing shall be deemed to have occurred simultaneously.
               (c) Payment of the purchase price by the Investors for the Securities shall be made to or upon the order of the Company by wire transfer in Federal (same day) funds to the Company, upon delivery of the Shares, through the facilities of The Depository Trust Company, to the Investors. Payment of the purchase price for the Securities shall be made on the Closing Date by the Investors directly to the Company or as the Placement Agents otherwise direct.
               (d) The purchases of the Securities by the Investors must be evidenced by the execution of a purchase agreement substantially in the form attached hereto as Exhibit A.
               (e) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior consent of the Placement Agents, solicit or accept offers to purchase shares of its Common Stock (other than pursuant to the exercise of options under existing employee benefit plans, purchases under the Company’s employee stock purchase plan or warrants to purchase shares of Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agents.

          2. Representations and Warranties of the Company. The Company represents and warrants to each Placement Agent as of the date hereof and as of the Closing Date, as follows:
               (a) The Company meets the requirements for use of Form S-3 under the Securities Act and has filed with the Commission the Registration Statement on such Form, including the Base Prospectus, for registration under the Securities Act of the offering and sale of the Securities and the Warrant Shares, and the Company has not prepared or used any preliminary prospectus in connection with the offering and sale of the Securities and the Warrant Shares. When the Registration Statement or any amendment thereof or supplement thereto was or is declared effective and as of the date of the most recent amendment to the Registration Statement, it (i) complied or will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder, and (ii) did not or will not, contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. When the Prospectus was or will be first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or filed or to be filed pursuant to Rule 424 of the Rules) and when any amendment thereof or supplement thereto (including the Prospectus Supplement) was or will be first filed with the Commission, the Prospectus, as amended or supplemented, will comply or complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not as of the date thereof, does not as of the date hereof, or will not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If applicable, the Prospectus delivered to the Placement Agents for use in connection with this placement was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Placement Agents specifically for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Placement Agents for use in the Registration Statement or the Prospectus is the statements contained in the seventh paragraph under the caption “Plan of Distribution” in the Prospectus Supplement (the “Agents’ Information”).
               (b) As of the Applicable Time (as hereinafter defined), neither (i) the Registration Statement, the Base Prospectus, any prospectus supplement deemed to be a part thereof (including, without limitation, the Prospectus Supplement), the Specified IFWP and any information or documents deemed to be incorporated by reference to the foregoing, (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer Free Writing Prospectus (as hereinafter defined) when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions in the General Disclosure Package made in reliance upon and in conformity with the Agents’ Information.
     Each Issuer Free Writing Prospectus, including any electronic roadshow (including without limitation any “bona fide electronic roadshow” as defined in Rule 433(h)(5) under the Securities Act) (each, a “Roadshow”) (i) is identified in Schedule 2 hereto and (ii) complied when issued, and complies, in all material respects with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder.
As used in this Section and elsewhere in this Agreement:
“Applicable Time” means 9:00 pm (Eastern time) on the date of this Agreement.
“Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares, including, without limitation, the Specified IFWP and each Roadshow.
               (c) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus or any “free writing prospectus” (as defined in Rule 405 under the Rules) has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b). Any material required to be filed by the Company pursuant to Rule 433(d) of the Rules has been or will be made in the manner and within the time period required by such Rules.
               (d) The documents incorporated by reference in the Registration Statement and the Prospectus at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

               (e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the placement and sale of the Securities or until any earlier date that the Company notified or notifies the Placement Agents as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, the General Disclosure Package or the Prospectus.
     If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the General Disclosure Package or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agents and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
               (f) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information. The pro forma financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in accordance with the Securities Act and the Rules with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.
               (g) Grant Thorton and KPMG (together, the “Auditors”) whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

               (h) Each of the Company and its subsidiaries (including each corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each, a “subsidiary”), is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization and each such entity has all requisite power and authority to carry on its business as is currently being conducted as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its properties. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, financial condition, or in the results of operations or business affairs of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.
               (i) The Registration Statement initially became effective within three years of the date hereof. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement, any of the Securities remain unsold, the Company will, prior to that third anniversary file, if it has not already done so, a new shelf registration statement relating to the Securities and the Warrant Shares, in a form satisfactory to the Placement Agents, will use its best efforts to cause such registration statement to be declared effective within 180 days after that third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Securities and the Warrant Shares to continue as contemplated in the expired Registration Statement. References herein to the registration statement relating to the Securities and the Warrant Shares shall include such new shelf registration statement.
               (j) Each of the Company and its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (including those that may be required by any state, federal or foreign agencies or bodies in the regulation of clinical trials and pharmaceuticals, except for such as would not reasonably be expected to have a Material Adverse Effect) (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect. Each of the Company and its subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Securities.
               (k) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Rules, including (but not limited to) the

Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules.
               (l) Each of the Company and its subsidiaries owns, or possesses legally enforceable rights to use, all patents, patent rights, inventions, trademarks, trademark registrations, trade names, service marks, service mark registrations, copyrights, copyright applications, licenses, know-how, trade secrets and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) used in the conduct of their respective businesses, as presently conducted (collectively, “Company Intellectual Property”). Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (i) the business of the Company and its subsidiaries as now conducted and does not infringe or conflict with any Intellectual Property or franchise right of any person, and (ii) no claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company, any of its subsidiaries, any of their respective licensees or other third parties of any Intellectual Property or franchise right of any person, except for such as would not reasonably be expected to have a Material Adverse Effect. Each employee of and consultant to the Company and its subsidiaries has entered into a confidentiality and invention assignment agreement in favor of the Company or its applicable subsidiary as a condition of the employment or retention of services of such employee or consultant, except where failure to enter into such an agreement would not reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, (i) there is no third party with any right to any Company Intellectual Property that conflict with the rights of the Company, its subsidiaries or their respective licensees thereto, (ii) there is no infringement by any third parties of any Company Intellectual Property, (iii) there is no pending or threatened action, suit, proceeding or other claim by any third parties challenging the rights of the Company, any of its subsidiaries or their respective licensees in or to, or the validity or scope of, any Company Intellectual Property, and there are no facts that would form a reasonable basis for any such claim, (iv) there is no pending or threatened action, suit, proceeding or other claim by any third party that the Company, any of its subsidiaries or any of their respective licensees, infringes or otherwise violates, or would infringe or otherwise violate upon commercialization of the Company’s products and product candidates, any Intellectual Property of any third parties, and there are no facts that would form a reasonable basis for any such claim, and (v) there is no patent or patent application that contains claims that conflict with any Company Intellectual Property that would, in each case, have a Material Adverse Effect.
               (m) The Company and its subsidiaries are the exclusive owners of all right, title and interest in and to each of the patents and patent applications described as being owned by them in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the “Patents”); the Company and its subsidiaries have valid rights to use each of the Patents as currently used by the Company or its subsidiaries, in each case, as described in the Registration Statement, the General Disclosure Package and the Prospectus, if any; all such Patents have been properly prepared as to form and have been assigned solely to the Company or its subsidiaries, which assignments are either recorded in and proclaimed by the State Intellectual Property Office of the People’s Republic of China (the “PRC”) and/or other relevant PRC intellectual property administrative authority (the “PRC Intellectual Property Authority”) or other foreign patent office, as applicable, or have been submitted for recording in the PRC Intellectual Property Authority or other foreign patent office, as applicable; and each such pending Patent is being diligently prosecuted by the Company or its subsidiaries; to the extent that a Patent was acquired by the Company or its subsidiaries pursuant to an assignment, such assignment is valid, binding and enforceable, and all PRC governmental approvals in respect of such assignment have been validly obtained and are in full force and effect; the Patents have been duly maintained and are in full force and in effect; no security interests or other liens have been created on or with respect to any of the Patents.
               (n) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property owned by it and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and its subsidiaries. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries.
               (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any event which could have a Material Adverse Effect; (ii) none of the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statements, General Disclosure Package and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.
               (p) There is no document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement, the General Disclosure Package or the Prospectus accurately reflects in all respects the material terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement, the General Disclosure Package or the Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. None of the Company nor any of its subsidiaries (if a subsidiary is a party), nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries (if a subsidiary is a party thereto) of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.
               (q) The statistical, scientific and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.
               (r) None of the Company nor any of its subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Company or any subsidiary pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.
               (s) The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity under Section 5 of the Agreement may be limited by applicable law and as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. The Warrants have been duly and validly authorized, executed and delivered by the Company and constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Warrants and the issuance and sale of the Securities and the Warrant Shares by the Company.

               (t) Except as would not be reasonably expected to have a Material Adverse Effect, neither the execution, delivery and performance of this Agreement and the Warrants by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities and the Warrant Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their respective properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or by-laws of the Company or any of its subsidiaries except for such consents or waivers which have already been obtained and are in full force and effect.
               (u) The Company has authorized and outstanding capital stock at September 30, 2008 as set forth under the caption “Capitalization” in the Registration Statement, the General Disclosure Package and the Prospectus, and since such date there has been no change in the capital stock of the Company except for issuances pursuant to employee benefit plans described in the Registration Statement, the General Disclosure Package and the Prospectus or upon exercise of outstanding warrants described in the Prospectus. The certificates evidencing the Securities are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Company has reserved and kept available for the exercise of the Warrants such number of authorized but unissued shares as are sufficient to permit the exercise in full of the Warrants. The Shares, when delivered by the Company pursuant to this Agreement, and the Warrant Shares, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were duly approved by the Company’s board of directors, made in accordance with the terms of the Company’s applicable employee benefit plan and all applicable laws, recorded in the Company’s financial statements in accordance with generally accepted accounting principles, and no such grants involved any “back dating”, “forward dating,” “spring loading” or similar practices with respect to the effective date of grant. The Common Stock and the Securities and the Warrant Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement, the General Disclosure Package and the Prospectus.
               (v) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement.
               (w) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries could individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
               (x) None of the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.
               (y) No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement, the General Disclosure Package and the Prospectus.
               (z) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation (as such terms are used in Regulation M promulgated under the Exchange Act) of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Securities.
               (aa) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.
               (bb) The Shares and the Warrant Shares have been duly authorized for listing on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or listing.
               (cc) Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, each subsidiary of the Company is not currently prohibited, directly or indirectly, under any agreement or other instrument to which any such subsidiary is a party or is subject, from paying any dividends to the Company, from making any other distribution on any subsidiary’s capital stock, from repaying to the Company any loans or advances to any subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company. Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, dividends declared with respect to after-tax retained earnings on the equity interests of any subsidiary of the Company may, under the current laws and regulations of the PRC, be paid to the Company in U.S. dollars, subject to the successful completion of PRC formalities required for such remittances, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances, or qualifications with any governmental agency in the PRC.
               (dd) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries.
               (ee) Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which: (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are required to be prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures at the end of the periods in which the periodic reports are required to be prepared; and (iii) are effective in all material respects to perform the functions for which they were established.

               (ff) Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.
               (gg) Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each of its subsidiaries’ internal controls over financial reporting are effective.
               (hh) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditors have not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).
               (ii) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.
               (jj) The Company’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of the Rules of the Nasdaq Stock Market (the “Nasdaq Rules”) and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the Nasdaq Rules. The audit committee has reviewed the adequacy of its charter within the past twelve months.
               (kk) There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, any related rules and regulations promulgated by the Commission and corporate governance requirements under the Nasdaq Rules, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

               (ll) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Registration Statement, the General Disclosure Package and the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance policies and instruments as and when they expire or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is materially greater than the cost of its current insurance coverage. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.
               (mm) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the Financial Industry Regulatory Authority (“FINRA”) or may be necessary to qualify the Securities and the Warrant Shares under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.
               (nn) There are no affiliations with FINRA among the Company’s officers, directors or, to the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Placement Agents.
               (oo) (i) Each of the Company, its subsidiaries and its licensees is in compliance in all material respects with all federal, state, local and foreign rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment which are applicable to its business (“Environmental Laws”); (ii) neither the Company nor its subsidiaries or licensees has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company, its subsidiaries and licensees has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable foreign, state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the CERCLA.

               (pp) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.
               (qq) The Company and its subsidiaries hold and are operating in compliance in all material respects with such exceptions, permits, licenses, franchises, authorizations and clearances of the PRC State Food and Drug Administration (“SFDA”) and/or any committee thereof required, for the conduct of its business as currently conducted (collectively, the “SFDA Permits”), and all such SFDA Permits are in full force and effect. The Company has fulfilled and performed all of its obligations in all material respects with respect to the SFDA Permits, and, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights in any material respect of the holder of any SFDA Permit.
               (rr) The Company and its subsidiaries: (i) are and at all times have been in compliance in all material respects with all statutes, rules, regulations, or guidances applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company (“Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the SFDA or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting noncompliance in any material respect with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the SFDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in violation in any material respect of any Applicable Laws or Authorizations and has no knowledge that the SFDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) has not received notice that the SFDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke in any material respect any Authorizations and has no knowledge that the SFDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; (v) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); and (vi) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.
               (ss) The Company is not and, after giving effect to the offering and sale of the Securities and the application of proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
               (tt) The Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.
               (uu) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Company, threatened.
               (vv) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
               (ww) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (xx) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability. Other than as described in the Registration Statement, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any subsidiary, or to any other person; the Company and its subsidiaries are in compliance in all material respects with all applicable laws relating to employee benefits.
               (yy) None of the Company, its directors or officers has distributed or will distribute prior to the later of (i) the Closing Date, and (ii) completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities and the Warrant Shares other than the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act and consistent with Section 5(e) below.
               (zz) Other than as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.
               (aaa) The Company was subject to the requirements of Section 12 or 15(d) of the Exchange Act and filed all the material required to be filed pursuant to Sections 13, 14 or 15(d) for a period of at least thirty-six calendar months immediately preceding the filing of the Registration Statement. As of December 31, 2008, the aggregate market value of the Common Stock held by non-affiliates of the Company was $100 million or more.
          3. Conditions of the Placement Agents’ Obligations. The obligations of the Placement Agents under this Agreement are several and not joint. The respective obligations of the Placement Agents are subject to each of the following terms and conditions:
               (a) Notification that the Registration Statement has become effective shall have been received by the Placement Agents and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement and any material required to be filed by the Company pursuant to Rule 433(d) of the Rules shall have been timely filed with the Commission in accordance with such rule.

               (b) No order preventing or suspending the use of the Prospectus or any “free writing prospectus” (as defined in Rule 405 of the Rules) shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Placement Agents.
               (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 3(d) shall be true and correct when made in all material respects and on and as of the Closing Date as if made on such date; provided however, that such materiality qualifier shall not be applicable to any representation or warranty that are already qualified or modified by materiality in the text thereof. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.
               (d) The Placement Agents shall have received on the Closing Date a certificate, addressed to the Placement Agents and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct in all material respects when made and are true and correct as of the Closing Date, provided however, that such materiality qualifier shall not be applicable to any representation or warranty that are already qualified or modified by materiality in the text thereof; (ii) the Company has performed all covenants and agreements in all material respects and satisfied all conditions contained herein in all material respects; (iii) they have carefully examined the Registration Statement, the Prospectus, the General Disclosure Package, and any individual Issuer Free Writing Prospectus and, in their opinion (A) as of the Effective Date, (1) the Registration Statement and Base Prospectus did not include, (2) as of the Applicable Time, neither (x) the General Disclosure Package, nor (y) any individual Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included, and (3) as of its date and the Closing Date, the Prospectus, including the Prospectus Supplement, did not include, any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Applicable Time no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement, the General Disclosure Package or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.
               (e) The Placement Agents shall have received: (i) simultaneously with the execution of this Agreement signed letters from the Auditors addressed to the Placement Agents and dated the date of this Agreement, in form and substance reasonably satisfactory to the Placement Agents, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the General Disclosure

Package, and (ii) on the Closing Date, signed letters from the Auditors addressed to the Placement Agents and dated the date of the Closing Date, in form and substance reasonably satisfactory to the Placement Agents containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.
               (f) The Placement Agents shall have received on the Closing Date from Morgan, Lewis & Bockius LLP, counsel for the Company, (i) an opinion, addressed to the Placement Agents and dated the Closing Date, stating in effect the matters set forth on Exhibit C-1 attached hereto, and (ii) a negative assurance letter addressed to the Placement Agents and dated the Closing Date, stating in effect the matters set forth on Exhibit C-2 attached hereto.
               (g) The Placement Agents shall have received on the Closing Date from the Jun He Law Offices, Chinese counsel for the Placement Agents, an opinion, addressed to the Placement Agents and dated the Closing Date, stating in effect the matters set forth on Exhibit D attached hereto.
               (h) The Placement Agents shall have received on the Closing Date from X.J. Wang & Co., Hong Kong counsel for the Placement Agents, an opinion, addressed to the Placement Agents and dated the Closing Date, stating in effect the matters set forth on Exhibit E attached hereto.
               (i) All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents, and their counsel and the Placement Agents shall have received from Latham & Watkins LLP, a favorable opinion, addressed to the Placement Agents and dated the Closing Date, covering such matters as are customarily covered in transactions of this type, and the Company shall have furnished to Latham & Watkins LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.
               (j) Each director, executive officer and “key employee” (a list of which is contained in Schedule 3 hereto) of the Company and each stockholder of the Company listed on Schedule 3 has delivered to the Placement Agents his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (the “Lock-Up Agreement”).
               (k) The Shares and the Warrant Shares shall have been approved for listing on the Nasdaq Global Market.
               (l) The Placement Agents shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there shall not have been any material change in the capital stock of the Company or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the General Disclosure Package or the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company or any subsidiary that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company or any subsidiary shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect, (iv) no legal or governmental action, suit or proceeding affecting the Company or any subsidiary or any of their properties that is material to the Company or that affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any material change in the assets, properties, financial condition or in the results of operations, business affairs or business prospects of the Company or its subsidiaries considered as a whole that makes it impractical or inadvisable in the Placement Agents’ judgment to proceed with the purchase or offering of the Securities as contemplated hereby.
               (m) The Company shall have furnished or caused to be furnished to the Placement Agents such further certificates or documents as the Placement Agents shall have reasonably requested.
          4. Covenants of the Company.
               (a) The Company covenants and agrees as follows:
     (i) The Company shall prepare the Prospectus Supplement in a form approved by the Placement Agents and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules. The Company shall prepare the Specified IFWP in the form approved by the Placement Agents and attached as Schedule 1 hereto and will file the Specified IFWP pursuant to Rule 433(d) within the time require by such rule. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 433(d).
     (ii) The Company shall promptly advise the Placement Agents in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any “free writing prospectus”, as defined in Rule 405 of the Rules, or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities and the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement or any Issuer Free Writing Prospectus unless the Company has furnished each Placement Agent a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Placement Agents reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.
     (iii) If, at any time when a prospectus relating to the Securities and the Warrant Shares (or, in lieu thereof, the notice referred to Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 4(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.
     (iv) If at any time following issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement or would include an untrue statement of a material fact or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company will promptly notify the Placement Agents and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (v) The Company shall make generally available to its security holders and to the Placement Agents as soon as practicable, through EDGAR or otherwise, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the most recent Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

     (vi) The Company shall furnish to the Placement Agents and counsel for the Placement Agents, without charge, upon their written request, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by a Placement Agent or dealer may be required by the Securities Act or the Rules, as many copies of any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as the Placement Agents may reasonably request. If applicable, the copies of the Registration Statement, Issuer Free Writing Prospectus and Prospectus and each amendment and supplement thereto furnished to the Placement Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
     (vii) The Company shall cooperate with the Placement Agents and their counsel in endeavoring to qualify the Securities and the Warrant Shares for offer and sale in connection with the offering under the laws of such jurisdictions in the United States as the Placement Agents may designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.
     (viii) The Company, during the period when the Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) of the Rules) is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.
     (ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Global Market (including any required registration under the Exchange Act).
     (x) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the financial condition or the earnings, business affairs or business prospects of any of them, or the offering of the Securities and the Warrant Shares without the prior written consent of the Placement Agents unless in the judgment of the Company and its counsel, and after notification to the Placement Agents, such press release or communication is required by law.

     (xi) The Company will apply the net proceeds from the offering of the Securities in the manner set forth under “Use of Proceeds” in the Prospectus.
               (b) The Company agrees to pay, or reimburse if paid by the Placement Agents, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the placement of the Securities and the Warrant Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, reproduction, filing and distribution of the Registration Statement (including all exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus, all amendments and supplements to any of the foregoing documents, and any document incorporated by reference in the Registration Statement, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Securities and the Warrant Shares; (iii) the registration or qualification of the Securities and the Warrant Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4(a)(vii), including the reasonable fees and disbursements of counsel for the Placement Agents in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Placement Agents of copies of the Prospectus, any Issuer Free Writing Prospectus, and all amendments or supplements to any of the foregoing, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares; (v) the filing fees of FINRA in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agents in connection with such review; (vi) inclusion of the Shares and the Warrant Shares for listing on the Nasdaq Global Market; (vii) the costs and expenses of the Company relating to investor presentations in connection with the marketing of the offering of the Securities and the Warrant Shares, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged in connection with the presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants; (viii) all transfer taxes, if any, with respect to the sale and delivery of the Securities and the Warrant Shares by the Company; and (ix) all out-of-pocket expenses (including the fees and disbursements of counsel to the Placement Agents) incurred by the Placement Agents in connection with this Agreement and the proposed sale of the Securities and the Warrant Shares or in contemplation of performing their obligations hereunder; provided, however, that if this offering is successfully closed, and except as otherwise contemplated in Section 5 hereof, that the Company shall only be liable for (x) $50,000 of the out-of-pocket expenses of the Placement Agents (other than fees and expenses of legal counsel); (y) $150,000 of the fees and disbursements of United Statues counsel for the Placement Agents and (z) the full amount of the fees and disbursements invoiced to the Placement Agents by the Jun He Law Offices and X.J. Wang & Co.

               (c) The Company acknowledges and agrees that each of the Placement Agents has acted and is acting solely in the capacity of a principal in an arm’s length transaction between the Company, on the one hand, and the Placement Agents, on the other hand, with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company or any other person. Additionally, the Company acknowledges and agrees that the Placement Agents have not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agents shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Placement Agents of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Placement Agents and shall not be on behalf of the Company. Other than pursuant to the letter agreement dated January 9, 2009 between the Company and Philadelphia Brokerage Corporation, to which Oppenheimer and Susquehanna are not parties, the Company agrees that it will not claim that the Placement Agents, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the company or any other person in connection with any such transaction or the process leading thereto.
               (d) The Company represents and agrees that, unless it obtains the prior consent of the Placement Agents, and each Placement Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities and the Warrant Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that is has satisfied and agrees that it will satisfy the conditions set forth in Rule 433 of the Rules to avoid a requirement to file with the Commission any Roadshow. The Company consents to the use by any Placement Agent of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only information describing the preliminary terms of the Securities and the Warrant Shares or their offering.
          5. Indemnification.
               (a) The Company agrees to indemnify and hold harmless each Placement Agent and its affiliates and their respective present and former directors, officers, employees, agents and controlling persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person, including each Placement Agent, a “PA Indemnified Party”) to the extent fully permitted by law from and against any losses, claims, damages and liabilities, joint or several (collectively, the “Damages”), to which such PA Indemnified Party may become subject in connection with or otherwise relating to or arising from (i) any transaction contemplated by this Agreement or the engagement of or performance of services by a PA Indemnified Party hereunder or (ii) an untrue statement or an alleged untrue statement of a material fact in the Registration Statement, General Disclosure Package, the Prospectus and any Roadshow or the omission or alleged omission in the Registration Statement, General Disclosure Package, the Prospectus and any Roadshow to state a material fact necessary in order to make a statement not misleading in light of the circumstances under which it was made, and will reimburse each PA Indemnified Party for all reasonable fees and expenses (including the reasonable fees and expenses of counsel) (collectively, “Expenses”) as incurred in connection with investigating, preparing or defending any threatened or pending claim, action, proceeding or investigation (collectively, the “Proceedings”) arising therefrom, whether or not such PA Indemnified Party is a formal party to such Proceedings, and in enforcing this Agreement; provided, however, that such indemnity shall not inure to the benefit of any Placement Agent (or any person controlling such Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Securities if such untrue statement or omission or alleged untrue statement or omission was made in any preliminary prospectus, Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with any of the Agents’ Information. The Placement Agents, severally and not jointly, will indemnify and hold harmless the Company and its affiliates and their respective present and former directors, officers, employees, agents and controlling persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person, including the Company, a “Company Indemnified Party,” and together with the PA Indemnified Parties, each an “Indemnified Party”) to the extent fully permitted by law from and against any Damages to which such Company Indemnified Party may become subject in connection with or otherwise relating to or arising from any of the Agents’ Information and will reimburse each Company Indemnified Party for all Expenses as incurred in connection with investigating, preparing or defending any Proceedings arising therefrom, whether or not such Company Indemnified Party is a formal party to such Proceedings, and in enforcing this Agreement.
               (b) The Company agrees not to enter into any waiver, release or settlement of any Proceeding (whether or not any of the Placement Agents or any other Indemnified Party is a formal party to such Proceeding) in respect of which indemnification may be sought hereunder without the prior written consent of each Placement Agent (which consent will not be unreasonably withheld), unless such waiver, release or settlement (i) includes an unconditional release of each Placement Agent and each Indemnified Party from all liability arising out of such Proceeding and (ii) does not contain any factual or legal admission by or with respect to any Indemnified Party or any adverse statement with respect to the character, professionalism, expertise or reputation of any Indemnified Party or any action or inaction of any Indemnified Party.
               (c) The indemnity, reimbursement and contribution obligations of the Company hereunder will be in addition to any liability which the Company may have at common law or otherwise to any Indemnified Party and will be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

               (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 5(a) shall be available to any party who shall fail to give notice as provided in this Section 5(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim affected without its written consent, which consent shall not be unreasonably withheld or delayed.
          6. Contribution. If, for any reason other than in accordance with this Agreement, the indemnity provided for in Section 5(a) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company will contribute to the amount paid or payable by an Indemnified Party as a result of such Damages (including all Expenses incurred) in such proportion as is appropriate to reflect the relative benefits to the Company and/or its stockholders on the one hand, and each Placement Agent on the other hand, in connection with the matters covered by this Agreement or, if the foregoing allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of such parties as well as any relevant equitable considerations. The Company agrees that for purposes of this paragraph the relative benefits to the Company and/or its stockholders and each Placement

Agent in connection with the matters covered by this Agreement will be deemed to be in the same proportion that the total value paid or received or to be paid or received by the Company and/or its stockholders in connection with the transactions contemplated by this Agreement, whether or not consummated, bears to the fees paid to each Placement Agent under this Agreement; provided, that in no event will the total contribution of all Indemnified Parties to all such Damages exceed the amount of fees actually received and retained by each Placement Agent under this Agreement (excluding any amounts received by each Placement Agent as reimbursement of expenses). Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents) on the one hand, or by each Placement, on the other hand. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls a Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Placement Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Placement Agents’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective amounts of placement agent fees each has actually received pursuant to this Agreement and not joint.
          7. Termination.
               (a) This Agreement may be terminated at any time prior to the Closing Date by Oppenheimer on behalf of the Placement Agents by notifying the Company at any time at or before the Closing Date in the absolute discretion of Oppenheimer if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of Oppenheimer, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States or the PRC is such as to make it, in the judgment of Oppenheimer, inadvisable or impracticable to market the Securities and the Warrant Shares or enforce contracts for the sale of the Securities and the Warrant Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or the PRC is such as to make it, in the judgment of Oppenheimer, inadvisable or impracticable to market the Securities and the Warrant Shares or enforce contracts for the sale of the Shares; (iii) trading in the shares of Common Stock or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, FINRA, or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of Oppenheimer, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, financial condition, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.
               (b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Placement Agent, and no Placement Agent shall be under any liability to the Company; provided, however, that if this Agreement is terminated by the Placement Agents because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Placement Agents for all out-of-pocket expenses (including all fees and disbursements of their counsel) incurred by them in connection with this Agreement and the proposed sale of the Securities and the Warrant Shares or in contemplation of performing their obligations hereunder.
          8. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Placement Agent or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 4(b), 5, 6 and 7 shall survive the termination or cancellation of this Agreement.
          This Agreement has been and is made for the benefit of the Placement Agents, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Placement Agents, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any Investor merely because of such purchase.
          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Placement Agents, to (1) Oppenheimer & Co. Inc., 300 Madison Avenue, 4th Floor, New York, New York 10017 Attention: Andrew MacInnes, (2) Susquehanna Financial Group, LLLP 401 City Ave, Suite 220, Bala Cynwyd, Pennsylvania 19004 and (3) Philadelphia Brokerage Corporation, 2 Radnor Corporate Center, Suite 111, 100 Matsonford Road, Radnor, Pennsylvania 19087 and (b) if to the Company, to Chief Financial Officer at BMP Sunstone Corporation, 600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania, 19462.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          This Agreement shall have no effect on that certain letter agreement, dated January 13, 2009, between the Company and Oppenheimer, which shall remain in full force and effect in accordance with its terms, except that to the extent that any provision in this Agreement is inconsistent with or supersedes a provision of the letter agreement, then the provision of this Agreement shall govern.
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          Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours, BMP SUNSTONE CORPORATION
By	/s/ Fred M. Powell
	Name:	Fred M. Powell
	Title:	Chief Financial Officer

Confirmed:

OPPENHEIMER & CO. INC.

By:	/s/ Andrew MacInnes Name: Andrew MacInnes
Title: Managing Director

SUSQUEHANNA FINANCIAL GROUP, LLLP

By:	/s/ Peter Kuo Name: Peter Kuo
Title: Managing Director

PHILADELPHIA BROKERAGE CORPORATION

By:	/s/ Robert Fisk Name: Robert Fisk
Title: Senior Partner

SCHEDULE 1
Form of Specified IFWP
Filed pursuant to Rule 433
Issuer Free Writing Prospectus dated February 13, 2009
Relating to Prospectus dated February 13, 2009
Registration No. 333-156958
Term Sheet
for
Financing
of
BMP Sunstone Corporation
     BMP Sunstone Corporation (We, us or the “Company”) has filed a registration statement (Registration No. 333-156958, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, we or the placement agents will arrange to send you the base prospectus and any other offering documents if you request them by contacting Oppenheimer & Co., Attn: Syndicate Prospectus Department, 300 Madison Ave., 5th Floor, New York, New York 10017, Phone (212) 667-8563, Fax (212) 667-6141, or EquityProspectus@opco.com. You may also access the prospectus by clicking on the following link: http://www.sec.gov/Archives/edgar/data/1281696/000089322009000286/w72717e424b3.htm
     This Term Sheet is not intended to be contractually binding, and is subject in all respects (other than with respect to the confidential information section) to the execution of the Purchase Agreement.

Issuer:	BMP Sunstone Corporation, a Delaware corporation.

Securities Offered:	Up to 1,562,500 units (the “Units”), for a maximum aggregate purchase price of $10,000,000, each consisting of an aggregate of (i) two shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and (ii) one warrant to purchase one share of Common Stock (the “Warrants”, and together with the Shares, the “Securities”) (the “Offering”).

Warrants:	The exercise price of the Warrants shall be $4.00 per share. If on the 90th day after the Closing Date (the “Reprice Date”), the volume weighted average trading price calculated over the 20 trading days prior to the Reprice Date (the “VWAP”) of the Common Stock is less than $4.00 per share, the exercise price of the Warrants will be reset to the greater of (i) $1.80 or (ii) the VWAP. The Warrants are exercisable beginning any time on or after the Reprice Date and expiring on the fifth anniversary of the Closing Date. In no event, shall the number of shares of Common Stock and shares of Common Stock underlying the Warrants exceed 19.99% of the Company’s outstanding Common Stock on the date hereof.

Purchase Price:	$6.40 per Unit.

Use of Proceeds to Company:	We intend to use the net proceeds from this Offering to repay a portion of the $12.65 million outstanding of 10.0% senior secured promissory notes due May 1, 2009 and for general corporate purposes.

Subscription and Closing Date:	We and each investor participating in the Offering (each an “Investor” and collectively the “Investors”) shall execute a Purchase Agreement.

It is expected that the closing of the Offering shall occur, and the Securities shall be issued to the Investors and funds paid to us therefor, on or about February 20, 2009 (the “Closing Date”).

Risk Factors:	The Securities offered involve a high degree of risk. See the disclosure relating to the risks affecting us set forth in the base prospectus included in the registration statement relating to this Offering and the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended.

Abacus Distribution:	On January 27, 2009, Abacus Investments Limited filed a Schedule 13D/A, indicating that its board of directors had approved a plan of complete liquidation and it was planning on making a pro rata distribution of all 7,907,484 shares of our common stock that it held to its shareholders in February 2009. If these shareholders are not affiliates of the Company, they may sell all of their shares of our common stock at any time.

Nasdaq Global Market Symbol:	BJGP

Confidential Information:	The recipient of this Term Sheet and the materials attached hereto agrees with the Company, Oppenheimer & Co. Inc., Susquehanna Financial Group, LLLP and Philadelphia Brokerage Corporation to maintain in confidence this disclosed information, together with any other non-public information regarding the Company obtained from the Company, Oppenheimer & Co. Inc., Susquehanna Financial Group, LLLP and Philadelphia Brokerage Corporation or their agents during the course of the proposed Offering, and to comply with the recipient’s obligations under U.S. and state securities laws.

Placement Agent:	The Company has engaged Oppenheimer & Co. Inc. to act as lead placement agent and Susquehanna Financial Group, LLLP and Philadelphia Brokerage Corporation to act as co-placement agents in connection with the Offering. The placement agents will receive commissions, fees and expense reimbursement not to exceed 8% of the aggregate proceeds in the Offering. Philadelphia Brokerage Corporation also will be paid $301,000 pursuant to a financial advisory agreement with the Company for services rendered, and to be rendered, to the Company not in connection with this Offering.

SCHEDULE 2
Specified IFWP
Roadshows

SCHEDULE 3
Directors, Officers, Key Employees and Stockholders Executing Lock-ups
Jack M. Ferraro
Martyn D. Greenacre
David Gao
Zhiqiang Han
Frank J. Hollendoner
Zhijun Tong
Albert Yeung
George Bickerstaff
Fred M. Powell
John W. Stakes III, M.D.
Yanping Zhao

EXHIBIT A
FORM OF PURCHASE AGREEMENT
BMP Sunstone Corporation
600 W. Germantown Pike, Suite 400
Plymouth Meeting, PA 19462
Attention: Chief Executive Officer
     Ladies and Gentlemen:
          The undersigned (the “Investor”), hereby confirms its agreement with you as follows:
          1. This Purchase Agreement (the “Agreement”) is made as of the date set forth below between BMP Sunstone Corporation, a Delaware corporation (the “Company”), and the Investor.
          2. The Company has authorized the sale and issuance of up to 1,149,374 shares (the “Shares”) of common stock, par value $0.001 per share of the Company (the “Common Stock”) and warrants to purchase 574,687 shares of Common Stock (the “Warrants” and together with the Shares, the “Securities”) for a purchase price of $3.20 per Security (the “Purchase Price”)
          3. The offering and sale of the Securities, including the shares of Common Stock underlying the Warrants (the “Warrant Shares”) (the “Offering”) are being made pursuant to (i) an effective Registration Statement on Form S-3 (No. 333-143789) (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof, and (iii) a Prospectus Supplement (the “Prospectus Supplement”), containing certain supplemental information regarding the Securities and the Warrant Shares, the Company and the terms of the Offering that will be filed with the Commission and delivered to the Investor along with the Company’s counterpart to this Agreement (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).
          4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities set forth below for the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Investor acknowledges that the offering is not being underwritten by the placement agents and that there is no minimum offering amount. Certificates representing the Shares purchased by the Investor will not be issued to the Investor; instead, such Shares will be credited to the Investor using customary book-entry procedures. Certificates representing the Warrants purchased by the Investor will be issued to the Investor promptly after the Closing Date.
The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[___]	A.	Delivery versus payment (“DVP”) through the Depository Trust Company (“DTC”) via Oppenheimer & Co. Inc. (“Oppenheimer”) (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Oppenheimer identified by the Investor and simultaneously therewith payment shall be made by Oppenheimer by wire transfer to the Company).

[___]	B.	DVP through DTC via Susquehanna Financial Group, LLLP (“Susquehanna”) (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Susquehanna identified by the Investor and simultaneously therewith payment shall be made by Susquehanna by wire transfer to the Company).

[___]	C.	DVP through DTC via Philadelphia Brokerage Corporation (“Philadelphia”, and together with Oppenheimer and Susquehanna, the “Placement Agents”) (i.e., the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing (as defined in Annex I) directly to the account(s) at Philadelphia identified by the Investor and simultaneously therewith payment shall be made by Philadelphia by wire transfer to the Company).
NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:
(I)	NOTIFY THE APPROPRIATE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT SUCH PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)	CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT SUCH PLACEMENT AGENT TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO ARRANGE FOR SETTLEMENT BY WAY OF DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SECURITIES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.
          5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company, nor did the Investor acquire, or obtain the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis and (c) it has no direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc. as of the date hereof. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
          6. The Investor hereby confirms receipt of the Issuer Free Writing Prospectus, dated February 13, 2009, and the Base Prospectus, dated February 13, 2009, (collectively, the “Prospectus”), of the Company distributed by email to the Investor with this Agreement or otherwise has been made available to the Investor. The Investor confirms that it had full access to the Prospectus and was fully able to read, review, download and print it. Investor acknowledges that the Investor will be required to bear the cost, if any, of printing the Prospectus.
          7. No offer by the Investor to buy any Securities will be accepted and no part of the purchase price therefor will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked by the Investor, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agents on behalf of the Company) sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company.

          Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Title:

Address:

Tax ID No:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

Name of Broker:

Broker’s DTC No.:

Aggregate Purchase Price:

Number of Shares:

Number of Warrants.:

AGREED AND ACCEPTED:
BMP SUNSTONE CORPORATION

By:	Name:
Title:

Annex I
TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES
          1. Authorization and Sale of Securities. The Company has authorized the sale of up 1,149,374 Shares and Warrants to purchase 574,687 shares of Common Stock. The Company reserves the right to increase or decrease this number.
          2. Agreement to Sell and Purchase the Securities; Subscription Date.
          2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, the number of Shares and Warrants set forth on the signature page hereto at the purchase price set forth on such signature page.
          2.2 The Company may enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”, and this Agreement and the purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The Company may accept or reject Agreements in its discretion.
          3. Delivery of the Securities at Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur on Friday, February 20, 2009 (the “Closing Date”), at the offices of the Company’s counsel. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the appropriate Placement Agent of the account or accounts at such Placement Agent to be credited with the Shares being purchased by such Investor and confirm that the account or accounts at such Placement Agent to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor. On the Closing Date, the Company shall deliver the Shares to the Investor directly to the account(s) at such Placement Agent, as applicable, identified by Investor and simultaneously therewith payment shall be made from such account(s) to the Company through DTC. Certificates representing the Warrants purchased by the Investor will be issued to the Investor promptly after the Closing Date in physical form.
          The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) completion of the purchases and sales of Securities under the Agreements that may be executed with the Other Investors; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.
          The Investor’s obligation to purchase the Securities shall be subject to the condition that the Placement Agents shall not have (a) terminated the Placement Agency

Agreement dated February 13, 2009, between the Company and the Placement Agents (the “Placement Agency Agreement”) pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.
          4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:
          4.1 The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
          4.2 This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          5. Representations, Warranties and Covenants of the Investor.
          5.1 The Investor represents and warrants that it has access to the Company’s base prospectus dated February 13, 2009 and the Issuer Free Writing Prospectus dated February 13, 2009, relating to the Offering, (collectively, the “Prospectus”).
          5.2 The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.
          5.3 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          5.4 The Investor understands that nothing in the Prospectus, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

          5.5 From and after obtaining the knowledge of the sale of the Securities contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Securities Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge it position on the Shares.
          6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.
          7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, or (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:
          (a) if to the Company, to:
BMP Sunstone Corporation
600 W. Germantown Pike, Suite 400
Plymouth Meeting, PA 19462
Fax: (610) 940-1676
Attention: Chief Financial Officer
With a copy to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921
Fax: (215) 963-5001
Attention: Joanne R. Soslow
          (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

          8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
          9. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.
          10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
          11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.
          12. Counterparts. This Agreement may be executed in two or more counterparts (delivery of which occur facsimile or as PDF or similar attachment to an electronic communication), each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Purchase Agreement)
A. Please complete the following:
          1. Provide the information regarding the Investor requested on the signature page (page 1) of the Purchase Agreement. The Purchase Agreement must be executed by an individual authorized to bind the Investor.
          2. By 6 p.m. Eastern time on February 13, 2009, return via facsimile signed copies of the enclosed Purchase Agreement and Authorization to Disburse Funds to each of the following persons:
Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017
Attn: Jessica Cracolici
Phone: (212) 667-7307
Telecopy: (212) 667-6141
Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attn: Kendra L. Archer
Phone: (858) 523-5429
Fax: (858) 523-5450
Please complete all of the information on the signature page of the Purchase Agreement to facilitate the Closing and the electronic delivery of the Shares. Please also deliver the originally signed documents to Kendra Archer at the address above via overnight delivery.
               If the Purchase Agreement is agreed and accepted by the Company, a copy of the Purchase Agreement signed by the Company will be delivered to the Investor at a later date.
          3. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the appropriate Placement Agent of the account or accounts at such Placement Agent to be credited with the Shares being purchased by such Investor and confirm that the account or accounts at such Placement Agent to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

EXHIBIT B
FORM OF LOCK-UP AGREEMENT
                          , 2009
Oppenheimer & Co. Inc.
Susquehanna Financial Group, LLLP
Philadelphia Brokerage Corporation
c/o Oppenheimer & Co. Inc.
300 Madison Avenue
New York, New York 10017
Re: Public Offering of Common Stock and Warrants of BMP Sunstone Corporation
Ladies and Gentlemen:
     The undersigned, a holder of shares of common stock (“Common Stock”) or rights to acquire shares of common stock, par value $0.001 per share (the “Common Stock”), of BMP Sunstone Corporation (the “Company”) and/or a director or employee of the Company, understands that the Company intends to file a prospectus supplement (the “Prospectus Supplement”) with respect to the Company’s Registration Statement on Form S-3 (No. 333-156958) pursuant to and in accordance with Rule 424(b) under the Securities Act of 1933, as amended (the “Act”), with the Securities and Exchange Commission for the public offering of shares of Common Stock and/or warrants to purchase Common Stock (the “Offering”). The undersigned further understands that you, as placement agents, are contemplating entering into a placement agency agreement with the Company in connection with the Offering (the “Placement Agency Agreement”).
     In order to induce the Company and you to enter into the Placement Agency Agreement and to induce you to act as the placement agents in the Offering (together, the “Placement Agents”), the undersigned hereby agrees for the benefit of the Company and the Placement Agents that, without the prior written consent of Oppenheimer & Co. Inc., the undersigned will not, during the period ending 90 days, subject to extension as provided below (the “Lock-Up Period”), after the date of the Prospectus Supplement , directly or indirectly (1) offer, pledge, assign, encumber, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing.

B-1

     In addition, the undersigned agrees that, without the prior written consent of the Placement Agents, it will not, during the period ending 90 days after the date of the Prospectus Supplement, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.
     The foregoing shall not apply to (x) Common Stock to be transferred as (i) a gift or gifts; (ii) by will or intestacy; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value; or (iv) with the prior written consent of Oppenheimer & Co. Inc. on behalf of the placement agents; provided that, in the case of (i) through (iii), the transferee agrees in writing to be bound by the terms hereof) or (y) sales under any plan adopted under Rule 10b5-1 under the Exchange Act.
     Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 under the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M under the Exchange Act.
     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.
     The undersigned, whether or not participating in the Offering, understands that the Placement Agents are entering into the Placement Agency Agreement and proceeding with the Offering in reliance upon this Letter Agreement.
     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
Very truly yours,

B-2

EXHIBIT C-1
OPINION OF COMPANY COUNSEL

C-1

EXHIBIT C-2
NEGATIVE ASSURANCES LETTER OF COMPANY COUNSEL

C-2

EXHIBIT D
OPINION OF CHINESE COUNSEL OF THE PLACEMENT AGENTS

D-1

EXHIBIT E
OPINION OF HONG KONG COUNSEL OF THE PLACEMENT AGENTS

E-1